Principal Variable Contracts Funds, Inc.
Supplement dated September 17, 2018
to the Statement of Additional Information dated May 1, 2018
(as supplemented on June 18, 2018, July 30, 2018 and August 10, 2018)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective January 1, 2019, under Management Agreement, in the table related to PGI’s contractual agreement to limit the Fund’s expenses on certain share classes of certain of the Accounts, delete the row for International Emerging Markets and replace with the following:

Account	Class 1	Class 2	Expiration
International Emerging Markets	1.20%	1.45%	4/30/2020
Effective January 1, 2019, under Management Agreement, in the table related to PGI’s contractual agreement to limit certain of the Accounts’ management fees, add a row for International Emerging Markets and Real Estate Securities to the alphabetical list of Accounts:

Account	Waiver	Expiration
International Emerging Markets	0.150%	4/30/2020
Real Estate Securities	0.020%	4/30/2020

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